EXHIBIT 23.1

                               [HOLTZ LETTERHEAD]

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the use in this Registration Statement of SLM Holdings, Inc on the Form 10-SB of our report dated May 3, 2006.

                                             /s/ Holtz Rubenstein Reminick LLP
                                             Holtz Rubenstein Reminick LLP
                                             Melville, New York
                                             April 19, 2007